Contents of Significant Accounts - Inventories, Net (Detail) $ in Thousands, $ in Thousands	Dec. 31, 2020 TWD ($)	Dec. 31, 2020 USD ($)	Dec. 31, 2019 TWD ($)
Classes Of Inventories [Abstract]
Raw materials	$ 5,507,002		$ 5,102,571
Supplies and spare parts	4,290,672		3,548,376
Work in process	11,872,971		11,309,718
Finished goods	881,841		1,754,137
Total	$ 22,552,486	$ 803,151	$ 21,714,802